SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_]  Confidential, For Use of the
     Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Under Rule 14a-12


                         Espey Mfg. & Electronics Corp.
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                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

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

                         ESPEY MFG. & ELECTRONICS CORP.


                          ----------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 20, 2009
                          ----------------------------


                                                                October 20, 2009

To the Shareholders of

      ESPEY MFG. & ELECTRONICS CORP.:

      You are cordially invited to attend the Annual Meeting of Shareholders of Espey Mfg. & Electronics Corp., which will be held at the Courtyard by Marriot, 11 Excelsior Ave., Saratoga Springs, New York, on November 20, 2009, at 9:00 a.m., Eastern Standard Time, for the following purposes:

      1. To elect as Class A Directors to serve for a three year term expiring at the 2012 Annual Meeting or until their respective successors are duly elected and qualify, the three nominees named in the attached proxy statement; and

      2. To ratify the appointment of EFP Rotenberg LLP as the Company's independent public accountants for the fiscal year ending June 30, 2010.

      No other business may be transacted at the meeting.

      The Board of Directors has fixed the close of business on October 8, 2009, as the record date for the purpose of determining shareholders entitled to notice of, and to vote at, said meeting or any adjournment thereof. The books for transfer of the Company's capital stock will not be closed.

      Even if you expect to attend the meeting in person, it is urged by the Company that you mark, sign, date and return the enclosed proxy. The proxy may be revoked at any time before it is voted and shareholders who execute proxies may nevertheless attend the meeting and vote their shares in person. Every properly signed proxy will be voted as specified unless previously revoked.


                                            By Order of the Board of Directors,


                                                    Peggy A. Murphy
                                                  Corporate Secretary


      Please make your specification and sign and date the enclosed proxy and mail it promptly in the accompanying pre-addressed, postage-free envelope.

                         ESPEY MFG. & ELECTRONICS CORP.
                               233 Ballston Avenue
                        Saratoga Springs, New York 12866

                                 PROXY STATEMENT

      The enclosed proxy is solicited by the Board of Directors of Espey Mfg. & Electronics Corp. (the "Company") for use in voting at the Annual Meeting of the Shareholders of the Company to be held at the Courtyard by Marriott, 11 Excelsior Ave., Saratoga Springs, New York, on November 20, 2009, at 9:00 a.m., Eastern Standard Time, and at any postponement or adjournment thereof, for the purposes set forth in the attached Notice of Meeting. It is anticipated that the Notice of Annual Meeting of Shareholders, this Proxy Statement and the form of proxy will be mailed on or about October 20, 2009.

                       VOTING AND REVOCABILITY OF PROXIES

      Every properly dated, executed and returned proxy will be voted at the Annual Meeting in accordance with the instructions of the shareholder. If no specific instructions are given, the shares represented by such proxy will be voted (i) For the election of the Class A Directors nominated by the Board of Directors, and (ii) For ratification of the appointment of EFP Rotenberg LLP as the Company's independent public accountants for the fiscal year ending June 30, 2010. Any shareholder giving a proxy has the power to revoke it at any time prior to the voting thereof by voting in person at the Annual Meeting, by giving written notice to the Secretary prior to the Annual Meeting, or by signing and delivering a new proxy card bearing a later date.

      The Company's only class of voting securities is its Common Stock, par value $.33-1/3 per share (the "Common Stock"). Each share of Common Stock outstanding on the record date will be entitled to one vote on all matters. In accordance with the Company's By-Laws and applicable state law, the election of directors will be determined by a plurality of the votes cast by the holders of shares of Common Stock present and entitled to vote thereon, in person or by proxy, at the Annual Meeting. Shares present which are properly withheld as to voting with respect to any one or more nominees, and shares present with respect to which a broker indicates that it does not have authority to vote ("broker non-vote") will not be counted. Cumulative voting in connection with the election of directors is not permitted. The affirmative vote of shares representing a majority of the votes cast by the holders of shares present and entitled to vote is required to approve the other matters to be voted on at the Annual Meeting. Shares, which are voted to abstain and broker non-votes, are not counted as votes cast on any matter to which they relate.

      The By-Laws of the Company provide that the majority of the shares of the Common Stock of the Company issued and outstanding and entitled to vote, present in person or by proxy, shall constitute a quorum at the Annual Meeting. Shares, which are voted to abstain, are considered as present at the Annual Meeting for the purposes of determining a quorum. Broker non-votes are considered as present at the Annual Meeting for the purposes of determining a quorum.

                         RECORD DATE AND SHARE OWNERSHIP

      Only holders of Common Stock of record on the books of the Company at the close of business on October 8, 2009, will be entitled to vote at the meeting. There were outstanding and entitled to vote on October 8, 2009, 2,335,289 shares of Common Stock.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

      The Company's Certificate of Incorporation, as amended, provides that the Board of Directors shall consist of not less than three nor more than nine persons with the actual number determined in accordance with the Company's bylaws. The Certificate of Incorporation further provides that there shall be three classes of directors (Class A, Class B and Class C) with overlapping three-year terms and that all classes shall be as nearly equal in number as possible.

      The Board of Directors fixed the present number of directors at seven. The terms of three Class A Directors expire at the Annual Meeting. There are presently Two Class B Directors, whose terms expire at the 2010 Annual Meeting, and two Class C Directors, whose terms expire at the 2011 Annual Meeting.

      The Board of Directors has nominated three persons to stand for election as Class A Directors.

      The votes will be cast pursuant to the enclosed proxy for the election of each of the Class A nominees named unless specification is made withholding such authority. Each of the nominees is presently a director of the Company. Should any of said nominees for Class A Directors become unavailable, which is not anticipated, the proxies named in the enclosed proxy will vote for the election of such other persons as the Board of Directors may recommend. Proxies may not be voted for a greater number of persons than the nominees named.

      The names and business experience for the past five years of the three persons who have been nominated by the Board of Directors to stand for election as Class A Directors at the Annual Meeting and the remaining directors whose terms are continuing until the 2010 or 2011 Annual Meeting appear below.

      The Board has determined that all of the Board members with the exception of Howard Pinsley are independent in accordance with the listing standards of the NYSE Amex and the Bylaws of the Company.

      The independent members of the Board met three times during the fiscal year ended June 30, 2009, with no members of management present.


                          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE FOLLOWING
                                                NOMINEES FOR CLASS A DIRECTORS.

                                          NOMINEES CLASS A DIRECTORS -- SERVING FOR A
                                      THREE YEAR TERM EXPIRING AT THE 2012 ANNUAL MEETING

                                                                                                                     Period to
                                             Offices and                                                                Date
                                            Positions Held                                                           Served as
      Name                     Age           with Company            Principal Occupation or Employment               Director
      ----                     ---           ------------            ----------------------------------               --------
Howard Pinsley (1) . . . . .   69          Chief Executive      Howard Pinsley has spent his entire career with         1992
                                           Officer and          the Company. He served as Program Director
                                           Chairman of the      prior to being elected Vice President -Special
                                           Board                Power Supplies on April 3, 1992. On December 6,
                                                                1996, Mr. Pinsley was elected to the position
                                                                of Executive Vice President. On June 9, 1998 he
                                                                was elected to the positions of Chief Operating
                                                                Officer, Subsequently he became Chief Executive
                                                                Officer and Chairman of the Board.

Alvin O. Sabo . . . . . . .    66                 --            Attorney engaged in private practice of law and         1999
                                                                Of Counsel to the law firm of Donohue, Sabo, Varley &
                                                                Huttner, LLP in Albany, NY. He was a partner with a
                                                                predecessor firm beginning in 1980. Prior to that
                                                                position, he was Assistant Attorney General, State of
                                                                New York, Department of Law for eleven years.


Carl Helmetag . . . . . . .    61                 --            Vice-President Sales of AlphaMicron Inc., Kent,         1999
                                                                Ohio. Prior to that position Mr. Helmetag was
                                                                President and CEO of UVEX Sports Inc. in
                                                                Cranston R.I. from 1999-2009, President
                                                                and CEO of HEAD USA Inc. 1996-1999,
                                                                Executive Vice President and then President at
                                                                Dynastar Inc. from 1978 to 1996. He is a MBA
                                                                graduate from The Wharton School of Business,
                                                                University of Pennsylvania.

                                                              2

                                         CONTINUING CLASS B DIRECTORS -- SERVING FOR
                                    A THREE YEAR TERM EXPIRING AT THE 2010 ANNUAL MEETING
                                                                                                                         Period to
                                             Offices and                                                                    Date
                                            Positions Held                                                               Served as
      Name                     Age           with Company            Principal Occupation or Employment                   Director
      ----                     ---           ------------            ----------------------------------                   --------
Barry Pinsley (1) . . . . .    68                 --            Certified Public Accountant who for five years acted as     1999
                                                                a consultant to the Company prior to his election as a
                                                                Vice President Special projects on March 25, 1994. On
                                                                December 6, 1997 Mr. Pinsley was elected to the position
                                                                of Vice President-Investor Relations and Human
                                                                Resources, from which he resigned on June 9, 1998. He
                                                                continued as a non-executive officer through December
                                                                31, 2005. Mr. Pinsley was a practicing Certified Public
                                                                Accountant in Saratoga Springs, New York since 1975, and
                                                                is currently semi-retired.

Seymour Saslow . . . . . . .   88                 --            Mr. Saslow was Senior Vice President from 1992 until        1999
                                                                December 31, 1999. From 1973 until being elected Senior
                                                                Vice President, he served as Vice President. He joined
                                                                the Company on July 22, 1952. Mr. Saslow graduated from
                                                                the City College of New York in 1944 with a degree in
                                                                electrical engineering and is a senior member of the
                                                                Institute of Electrical and Electronics Engineers Inc.
                                                                He holds many patents and serves on the board of several
                                                                charitable organizations.

                                           CONTINUING CLASS C DIRECTORS -- SERVING FOR
                                      A THREE YEAR TERM EXPIRING AT THE 2011 ANNUAL MEETING

                                                                                                                         Period to
                                             Offices and                                                                    Date
                                            Positions Held                                                               Served as
      Name                     Age           with Company            Principal Occupation or Employment                   Director
      ----                     ---           ------------            ----------------------------------                   --------
Paul J. Corr . . . . . . . .   65                 --            Certified Public Accountant who has been a Principal at     1992
                                                                Capital Financial Advisors of New York, LLC, Clifton
                                                                Park, NY, since 2003. Mr. Corr is also a shareholder in
                                                                the Clifton Park, NY accounting firm of Rutnik & Corr,
                                                                P.C. In May 2007 he retired from Skidmore College where
                                                                he had been a Professor of Management and Business since
                                                                1981.

Michael W. Wool . . . . . . .  63                 --            Attorney engaged in private practice of law and Senior      1990
                                                                Partner since 1982 in the law firm of Langrock, Sperry &
                                                                Wool, with offices in Burlington, VT and Middlebury, VT.
                                                                Mr. Wool also serves on the boards of the New England
                                                                Board of Higher Education and the Burlington Boys and
                                                                Girls Club.

----------------------

(1)   Barry Pinsley and Howard Pinsley are cousins.

      None of the directors holds a directorship in any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Act of 1933 or any company registered as an Investment Company under the Investment Company Act of 1940.

      The only individuals currently considered executive officers of the Company not identified previously are:

      Mark St. Pierre, 51, President of the Company since July 27, 2009. From 2000 to 2008, Mr. St. Pierre was employed by ITT Power Solutions, West Springfield, Massachusetts, and held the position of Vice President and Director, Merchant Market Segment. Prior to his employment with ITT Power Solutions, Mr. St. Pierre held other positions in the power supply and electronics industry for 20 years.

      James Clemens, 60, Vice President of Sales and Marketing of the Company since March 1, 2004. He was elected as an executive officer on May 19, 2006. Mr. Clemens held various positions in the power systems industry for seven years prior to joining the Company. From 1997 to 1999, he was President and Chief Executive Officer of Ling Electronics, Inc., which was acquired by SatCon Power Systems. He then served as Transition Manager and consultant to SatCon until 2003.

      David A. O'Neil, 44, Treasurer and Principal Financial Officer since January 4, 2000. Mr. O'Neil is a Certified Public Accountant who, prior to joining the Company, was a Senior Manager at the accounting firm of KPMG LLP.

      Katrina L. Sparano, 38, Assistant Treasurer and Principal Accounting Officer of the Company since November 12, 2004. Ms. Sparano is a Certified Public Accountant. Prior to joining the Company on July 29, 2004, she was the Assistant Controller for Cambridge Heart, Inc.

      Peggy A. Murphy, 51, Secretary of the Company since December 11, 1998. She has been employed by the Company as Director of Human Resources since October 1998.

      The terms of office of all executive officers are until the next annual meeting of the Board of Directors unless successors are sooner appointed by the Board of Directors.

                   BOARD OF DIRECTORS MEETINGS AND COMMITTEES

      During the Company's fiscal year ended June 30, 2009, the Board of Directors held a total of four meetings, and each director then in office attended at least 75% of such meetings. Under the policies of the Board, Directors are expected to attend regular Board meetings, Board committee meetings, as applicable, and the annual stockholder meeting. All of the Company's directors attended the 2008 Annual Meeting.

      The Board has a standing Audit Committee whose members are Paul J. Corr, Chairman, Alvin O. Sabo and Carl Helmetag. The functions of this Committee include reviewing the engagement of the independent accountants, the scope and timing of the audit and any non-audit services to be rendered by the independent accountants, reviewing with the independent accountants and management the Company's policies and procedures with respect to internal auditing, accounting and financial controls, and reviewing the report of the independent accountants upon completion of its audit. During the fiscal year ended June 30, 2009, the Audit Committee held four meetings, and each Committee member attended at least 75% of such meetings.

      The Board has a standing Nominating Committee whose members are Carl Helmetag, Chairman, Michael Wool, and Paul J. Corr. The function of this Committee is to identify and recommend to the Board individuals for nomination to fill vacancies in, and for renomination to, positions as Directors of the Corporation. During fiscal year ended June 30, 2009, the Nominating Committee held one meeting and each Committee member attended the meeting.

      The Board of Directors has a standing Compensation Committee whose members are Paul Corr, Chairman, Barry Pinsley and Seymour Saslow. The functions of this Committee include recommending to the full Board all compensation programs applicable to executive officers including salaries paid to executive officers, the compensation paid to non-employee directors and the grant of all forms of bonuses and stock-based compensation including to whom, and the time or times at which, options will be granted, the number of shares of common stock that underlie each option and the exercise price and vesting schedule for options granted pursuant to the Company's 2007 Stock Option and Restricted Stock Plan. During the fiscal year ended June 30, 2009, the Compensation Committee held three meetings and each Committee member attended such meeting.

     The Board has determined that all of the members of the Audit Committee and the Nominating Committee meet the independence criteria for audit committee and nominating committee members as set forth in the listing standards of the NYSE Amex. The Board has further determined that Mr. Corr qualifies as an audit committee financial expert in accordance with the rules of the United States Securities and Exchange Commission ("SEC").

      The Board also has a Succession Committee, members of which are Paul J. Corr, Howard Pinsley, Alvin O. Sabo and Michael Wool and a Mergers and Acquisition Committee, members of which are Howard Pinsley, Barry Pinsley and Michael Wool.

                       NON-EMPLOYEE DIRECTOR COMPENSATION

      Company employees who also serve on the Company's Board of Directors do not receive director's fees. The non-employee Directors receive an annual fee of $36,000 for being a member of the Board of Directors. Each Director who also serves as a member of the Audit Committee is compensated an additional annual fee of $5,000. Each Director who serves as a member of the Succession Committee, Compensation Committee or the Mergers and Acquisition Committee is compensated an additional $2,500 for each committee. These fees are paid in monthly installments to the Directors.

      The Board has adopted a Retired Director Compensation Program for the directors of the Corporation. Under the plan, directors who have attained the age of 76 are required to retire from the Board, provided that retirement may be delayed until the end of the director's term. Directors who have retired shall be eligible to become a "director emeritus" for a maximum period of four (4) years. The actual term of a director emeritus shall be calculated on the basis of one quarter of a year for each year of service as a Board member. A director emeritus will have no vote, but will be expected to participate in meetings of the Board. If the director emeritus participates in at least 75% of the Board meetings during a calendar year, in person or by telephone, the director emeritus will be entitled to receive remuneration in the amount of the base annual director fee at the time of his or her retirement. In addition, a director emeritus will be entitled to participate in the Corporation's insurance programs offered to its employees.

      An individual who has retired as a director but is an employee of the Corporation, or is otherwise receiving compensation from the Corporation under a severance contract or program will not be eligible for payment.

      The  following  table  sets  forth  the   compensation  of  the  Company's
non-employee Directors for the fiscal year ending June 30, 2009:

                      Fees Earned or      Option        All Other
                       Paid in Cash       Awards      Compensation      Total
Name                       ($)          ($)(1),(3)       ($)(2)          ($)
----                    ---------       ----------    ------------     -------
Seymour Saslow           $29,000          $3,392         $3,277        $35,669

Barry Pinsley            $31,500          $4,610         $2,787        $38,897

Michael Wool             $31,500          $5,269         $5,713        $42,482

Paul Corr                $36,500          $6,586             --        $43,086

Alvin O. Sabo            $34,000          $4,610             --        $38,610

Carl Helmetag            $31,500          $4,610             --        $36,110

-------------------
(1) Represents the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year ended June 30, 2009 in accordance with FAS 123(R). For information concerning the assumptions made in the valuation of awards, see Note 11 of the Company's financial statements for the fiscal year ended June 30, 2009.

(2) Represents the dollar amount contributed for Directors' health insurance for fiscal year ended June 30, 2009.

(3) The non-employee Directors held the following unexercised options at fiscal year end 2009:

                       Number of       Number of
                      Securities       Securities         Option      Option
                       Underlying      Underlying        Exercise   Expiration
                      Unexercised     Unexercised         Price        Date
                        Options         Options             $
Name                  Exercisable   Unexercisable (a)
----                  -----------   -----------------    --------   -----------

Paul Corr                 2000                            $17.80     5/19/2016
                          2000                            $18.29     2/21/2017
                                          2000            $21.54     5/23/2018
                                          2000            $17.09     2/20/2019

Carl Helmetag             1400                            $18.29     2/21/2017
                                          1400            $21.54     5/23/2018
                                          1400            $17.09     2/20/2019

Barry Pinsley             1400                            $17.80     5/19/2016
                          1400                            $18.29     2/21/2017
                                          1400            $21.54     5/23/2018
                                          1400            $17.09     2/20/2019

Alvin O. Sabo             1800                            $17.36    10/13/2015
                          1400                            $17.80     5/19/2016
                          1400                            $18.29     2/21/2017
                                          1400            $21.54     5/23/2018
                                          1400            $17.09     2/20/2019

Seymour Saslow             500                            $17.36    10/13/2015
                          1000                            $17.80     5/19/2016
                          1000                            $18.29     2/21/2017
                                          1000            $21.54     5/23/2018
                                          1200            $17.09     2/20/2019

Michael Wool              1600                            $18.29     2/21/2017
                                          1600            $21.54     5/23/2018
                                          1600            $17.09     2/20/2019
-----------------

(a) Unexercisable options vest as follows: (i) options with an expiration date of 5/23/2018 vest on 5/23/2010; (ii) Options with an expiration date of 2/20/2019 vest on 2/20/2011.

                       COMPENSATION OF EXECUTIVE OFFICERS

      The following table summarizes the annual compensation for each of the fiscal years ended June 30, 2009, June 30, 2008 and June 30, 2007 received by the Company's principal executive officer and the Company's two most highly compensated executive officers other than the principal executive officer who received over $100,000 in total compensation for the fiscal year ended June 30, 2009 (collectively, the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                       Option        All Other
      Name and                                Salary       Bonus      Awards (1)  Compensation (2)   Total
 Principal Position                Year          $           $            $              $             $
---------------------              ----       --------    --------     -------        -------      --------
Howard Pinsley                     2009       $225,066    $100,000     $12,335        $16,169      $353,570
Chief Executive Officer            2008       $214,865    $ 60,000     $15,056        $30,985      $320,906
and Chairman of the Board          2007       $206,048    $ 40,000     $18,007        $40,175      $304,230

David O'Neil                       2009       $135,342    $ 30,000     $ 6,167        $13,629      $185,138
Treasurer and Principal            2008       $129,260    $ 25,000     $ 7,330        $14,838      $176,428
Financial Officer                  2007       $123,924    $ 20,000     $ 8,179        $22,869      $174,972

James Clemens                      2009       $150,569    $ 12,500     $ 6,167        $ 6,879      $176,115
Vice President of                  2008       $143,789    $ 10,000     $ 7,330        $ 5,300      $166,419
Sales and Marketing                2007       $139,897    $ 10,000     $ 8,118        $ 3,834      $161,849

----------------
(1) Represents the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year ended June 30, 2009 in accordance with FAS 123R. For information concerning the assumptions made in the valuation of awards, see Note 11 of the Company's financial statements for the fiscal year ended June 30, 2009.

(2) All other compensation for fiscal years 2009, 2008 and 2007 was represented by the value of shares of the Company's common stock allocated to the Named Executive Officers' accounts in the Company ESOP and Company matching contributions to the Company 401(k) Plan for the benefit of the Named Executive Officers, as set forth below. Dividends are paid on allocated shares in the Company ESOP at the same time and rate and in the same form as dividends paid on common shares generally.

                                    Value of
                                  vested shares     Company
                                  allocated in   Contributions
                                    Company        to 401(k)
Name                     Year       ESOP ($)        Plan ($)       Total
----                     ----       --------        --------       -----

Howard Pinsley           2009        $14,171         $1,998        $16,169
                         2008        $28,609         $2,376        $30,985
                         2007        $38,907         $1,268        $40,175

David O'Neil             2009        $11,659         $1,970        $13,629
                         2008        $13,218         $1,620        $14,838
                         2007        $21,347         $1,522        $22,869

James Clemens            2009        $ 6,879             --        $ 6,879
                         2008        $ 5,300             --        $ 5,300
                         2007        $ 3,834             --        $ 3,834

                   OUSTANDING EQUITY AWARDS AT FISCAL YEAR END

      The following table sets forth information concerning outstanding equity awards held by the Company's Named Executive Officers at fiscal year end:

                   Number of         Number of
                  Securities        Securities
                  Underlying        Underlying           Option         Option
                  Unexercised       Unexercised         Exercise      Expiration
                    Options           Options            Price           Date
                       #                 #                 $
Name              Exercisable      Unexercisable
----              -----------      -------------        --------      ----------
Howard Pinsley        4000                               $17.36       10/13/2015
                      4000                               $17.80        5/19/2016
                      4000                               $18.29        2/21/2017
                                        4000             $21.54        5/23/2018
                                        4000             $17.09        2/20/2019

David O'Neil          1600                               $17.36       10/13/2015
                      2000                               $17.80        5/19/2016
                      2000                               $18.29        2/21/2017
                                        2000             $21.54        5/23/2018
                                        2000             $17.09        2/20/2019

James Clemens         2000                               $18.29        2/21/2017
                                        2000             $21.54        5/23/2018
                                        2000             $17.09        2/20/2019

----------------
(a) Unexercisable options vest as follows: (i) options with an expiration date of 5/23/2018 vest on 5/23/2010; (ii) Options with an expiration date of 2/20/2019 vest on 2/20/2011.

       SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

     The following table sets forth information as of June 30, 2009 with respect to compensation plans under which equity securities of the Company may be issued.

                                            Equity Compensation Plan Information

                           Number of securities to      Weighted-average             Number of Securities remaining
                           be issued upon exercise      exercise price of         available for future issuance under
                           of outstanding options,    outstanding options,        equity compensation plan (excluding
Plan Category                warrants and rights       warrants and rights         securities reflected in column (a))
----------------------------------------------------------------------------------------------------------------------
                                     (a)                       (b)                                (c)
----------------------------------------------------------------------------------------------------------------------
Equity compensation
   plans approved by
   security holders                140,400                   $17.43                             338,500
Equity compensation
   plans not approved
   by security holders
                                 ---------                                                     ---------
         Total                     140,400                                                       338,500
                                 =========                                                     =========

                                    INSURANCE

      The executive officers and directors of the Company can elect to be covered under the company-sponsored health plans, which do not discriminate in favor of the officers, or directors of the Company and which are available generally to all employees. In addition, the executive officers are covered under a group life plan, which does not discriminate, and is available to all employees.

      The Company maintains insurance coverage, as authorized by Section 726 of the New York Business Corporation Law, providing for (a) reimbursement of the Company for payments it makes to indemnify officers and directors of the Company, and (b) payment on behalf of officers and directors of the Company for losses, costs and expenses incurred by such individuals in any actions.

                       EMPLOYEE RETIREMENT PLAN AND TRUST

      Under the Company's ESOP, approved by the Board of Directors on June 2, 1989, effective July 1, 1988, all non-union employees of the Company, including the Company's executive and non-executive officers are eligible to participate. The ESOP is a non-contributory plan, which is designed to invest primarily in shares of common stock of the Company. Certain technical amendments not considered material were adopted effective as of June 10, 1994, July 1, 2003, and July 1, 2005.

      Of the 450,228 shares of common stock of the Company allocated to participants of the ESOP as of June 30, 2009, 27,358 shares were allocated to Howard Pinsley, 7,995 shares were allocated to David A. O'Neil, and 2,993 shares were allocated to James Clemens.

      The ESOP's purchase of common stock from the Company has been financed by loans from the Company to the ESOP. Each year the Company makes contributions to the ESOP, which are used to make loan interest and principal payments to the Company. Following each payment of principal on the loan, a portion of the unallocated shares held by the ESOP is allocated to participants.

               EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT

      All of the Company's executive officers are employees at will.

      The Company has an agreement with Howard Pinsley, Chief Executive Officer, most recently amended as of February 20, 2009, under which upon Mr. Pinsley's termination or resignation as chief executive officer, he becomes a non-executive officer of the Company for a period of 36 months. In consideration for the performance of services to be provided by Mr. Pinsley for the equivalent of nine days per month, he wil1 receive full benefits plus $16,000 per month for the first three months and $8,666 per month for the next 33 months. The agreement expires on December 31, 2009.

      The Company has an agreement with David O'Neil, Treasurer and Principal Financial Officer, dated August 17, 2009, under which, upon Mr. O'Neil's termination without cause prior to August 31, 2012, he will be provided the salary and benefits he was receiving at the time of his discharge including, but not limited to, health care benefits, but excluding stock options and bonuses, for a period of six months or until Mr. O'Neil starts other employment.

      The Company has an agreement with Mark St. Pierre, President, dated July 14, 2009 under which, upon Mr. St. Pierre's termination of employment during his first twelve months of employment for any reason other than cause, or if there is a change in control, he will be paid his then weekly salary for a period of six (6) months.

                             AUDIT COMMITTEE REPORT

      The Audit Committee of the Board of Directors (the "Committee") is comprised of three independent directors and operates under a written charter, revised most recently by the Board on February 16, 2007.

      In fulfilling its responsibilities, the Committee has reviewed and discussed the Company's audited consolidated financial statements for the fiscal year ended June 30, 2009 with management and the independent auditors.

      The Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees). In addition, the Committee has received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No.1 (Independence Discussions with Audit Committees), and has discussed with the auditors the auditors' independence.

      The Committee considered and concluded that the provision of non-audit services by the independent auditors was compatible with maintaining their independence.

      In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited consolidated financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2009.

      The Audit Committee Charter is available on the Company's website at www.espey.com under the tab "Investors".
-------------

                                                        Audit Committee:
                                                        Paul J. Corr, Chairman
                                                        Carl Helmetag
                                                        Alvin O. Sabo

                  CORPORATE GOVERNANCE AND NOMINATING COMMITTEE

      The Nominating Committee of the Board of Directors (the "Nominating Committee") is comprised of three independent directors and operates under a written charter. A copy of the charter is available on the Company's website, www.espey.com, under the tab "Investors".
-------------

      The Nominating Committee will review the present needs of the Board and establish criteria as to particular qualifications in terms of background and experience that could meet such needs. At a minimum, the Nominating Committee believes that nominees for Directors should have either experience in the industry in which the Company engages or professional, business or academic qualifications that differ from existing members of the Board and could augment the aggregate expertise possessed by Board members. The Company further believes that all nominees should be able to make a contribution to the Board that will enhance the development and growth of the Company business and shareholder value; devote adequate time to service as a Director; and work well with other Board members in a collegial manner.

      The Nominating Committee evaluates prospective nominees identified on its own initiative or referred to it by other Board members, management, shareholders or external sources and all self-nominated candidates. The Nominating Committee uses the same criteria for evaluating candidates nominated by shareholders and self nominated candidates as it does for those proposed by other Board members, management and search companies.

      The Nominating Committee will consider bona fide recommendations by shareholders as to potential Director nominees, who meet the above standards. A shareholder wishing to submit such a recommendation should send a letter, postmarked no more than 180 days and no later than 120 days prior to the date on which the Company's annual meeting was held during the prior year, to the Secretary of the Company. In the case of an annual meeting that is called for a date that is not within 30 calendar days before or after the first anniversary date of the annual meeting of shareholders in the immediately preceding year, any such written proposal of nomination must be received by the Secretary not less than five days after the Corporation shall have issued a press release, filed a periodic report with the Securities and Exchange Commission or otherwise publicly disseminated notice that an annual meeting of shareholders will be held. The letter must identify its writer as a shareholder of the Company, provide evidence of the writer's stock ownership and provide:

      o The name, address, telephone number and social security number of the candidate to be considered;

      o A description of understandings, contractual, business or familial relationships between the shareholder and the candidate, if any, and an unexecuted written consent of the candidate to serve as a director of the Company, if nominated and elected;

      o     The candidate's resume and at least three references;

      o A statement of the candidate's qualifications to serve on the Board of Directors and specified Board committees which shall include an explanation as to how elements of the candidate's background and experience would be a benefit to the Company and its business.

      All candidates recommended to the Nominating Committee must meet the independence standards of the NYSE Amex and the definition of "independent director" in the Company's by-laws.

      All nominees for election at this Annual Meeting were previously elected by the shareholders and are standing for re-election.

                             COMPENSATION COMMITTEE

      The Compensation Committee of the Board of Directors (the "Committee") is comprised of three independent directors and operates under a written charter, adopted on February 20, 2009. A copy of the charter is available on the Company's website, www.espey.com, under the tab "Investors".
                   -------------
      The objectives of the compensation program are designed to align performance with the interests of shareholders, reward performance, retain and recruit qualified and effective talent.

      The Committee will consult with senior management to establish, review and evaluate the long-term strategy of executive compensation and the types of stock and other compensation plans utilized by the Company. The Committee will also assist the Board in the establishment of annual goals and objectives for the Company's Chief Executive Officer, as well as consulting with the Chief Executive Officer to establish goals and objectives for other members of senior management. The Committee will assist the Board in establishing plans for executive officer development.

      The Committee is responsible for recommending to the Board all grants and awards under the Corporation's stock option plans and other equity-based plans. It is not intended that the authority of the Board under the 2007 Stock Option and Restricted Stock Plan be delegated to the Committee, but rather that the Committee serve in an advisory capacity. The Committee will also consult with the Chief Executive Officer for senior management grants and awards.

      The Committee will review compensation paid to non-employee directors and make recommendations to the Board for any adjustments.

      The Committee will review and approve, in consultation with the Chief Executive Officer, any severance or similar termination payments proposed to be made to any current or former executive officer of the Corporation (other than the current Chief Executive Officer), and review and recommend to the Board any severance or similar termination payments proposed to be made to the current Chief Executive Officer.

                    SHAREHOLDER COMMUNICATIONS WITH THE BOARD

      Mail can be addressed to Directors in care of the Office of the Secretary, Espey Mfg. & Electronics Corp. 233 Ballston Avenue, Saratoga Springs, New York 12866. At the direction of the Board of Directors, all mail received will be opened and screened for security purposes. The mail will then be logged in. All mail, other than trivial or obscene items, will be forwarded. Trivial items will be delivered to the Directors at the next scheduled Board meeting. Mail addressed to a particular Director will be forwarded or delivered to that Director. Mail addressed to "Outside Directors" or "Non-Management Directors" will be forwarded or delivered to the Chairman of the Audit Committee. Mail addressed to the "Board of Directors" will be forwarded or delivered to the Chairman of the Board.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following table sets forth information regarding ownership of the Company's outstanding Common Stock as of October 8, 2009, by each person or group who is known to the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock.

Title                      Name and Address of                       Amount and Nature            Percent
Class                       Beneficial Owner                       of Beneficial Ownership        of Class
-----                     ---------------------                    -----------------------        --------
Common Stock              Franklin Resources. Inc.                    153,299 - Direct (1)           6.6%
                          One Franklin Parkway
                          San Mateo, CA 94403-1906

Common Stock              Espey Mfg. & Electronics Corp.              663,203 - Direct (2)          28.4%
                          Employee Retirement Plan and Trust
                          233 Ballston Ave
                          Saratoga Springs, NY 12866

Common Stock              Advisory Research, Inc.                     246,127 - Direct (3)         10.59%
                          180 North Stetson St.
                          Suite 5500
                          Chicago, IL 60601

Common Stock              Dimensional Fund Advisors LP                 124,560- Direct (4)          5.36%
                          Palisades West
                          Building One
                          6300 Bee Cave Road
                          Austin, Texas 78746

-------------

(1) The information as to the number of shares of Common Stock and the percent of class ownership of the Company that may be deemed beneficially owned by Franklin Advisory Services, LLC ("Franklin") is from the Schedule 13G/A, dated, January 26, 2009, filed with the Securities and Exchange Commission (the "SEC"). The Franklin statement indicated that Franklin's investment "management subsidiaries" have sole voting and dispositive power with respect to all of the shares of Common Stock shown in the table above for Franklin. The Franklin statement indicates that the Common Stock set forth in the table is beneficially owned by one or more open or closed-end investment companies or other managed accounts which are advised by direct and indirect Franklin investment management subsidiaries. The statement also indicated that it filed the Schedule 13G/A on behalf of itself and Franklin's principal shareholders, Charles B. Johnson and Rupert H. Johnson, Jr. (the "Principal Shareholders"), all of which are deemed beneficial owners of the shares of Common Stock shown in the above table for Franklin. Franklin and the Principal Shareholders disclaim any economic interest or beneficial ownership in any of the Common Stock shown in the table for Franklin.

(2) The information as to the number of shares of Common Stock of the Company that may be deemed beneficially owned by the ESOP Trust is from the Form 4 dated September 14, 2009 filed with the SEC. The administration of the shares of common stock held by the ESOP Trust is subject to the Second Amended and Restated Plan, effective as of July 1, 2002, creating the Trust, and a Trust Agreement dated July 15, 2005. The Trustees' rights with respect to the disposition of shares are governed by the terms of the Plan and the Trust Agreement. As to shares that have been allocated to the accounts of participants in the ESOP, the Plan provides that the Trustees are required to vote such shares in accordance with instructions received from the participants. As to unallocated shares and allocated shares for which voting instructions have not been received from participants, the Plan provides that the Trustees are required to vote such shares in accordance with the direction of a Committee, appointed by the Board of Directors of the Company under the terms of the Plan and Trust agreement. The Trustees, Howard Pinsley and Peggy A. Murphy, are the Chairman of the Board/Chief Executive Officer and Secretary of the Company, respectively. The ESOP Committee is comprised of Mr. Pinsley, Ms. Murphy, Director Michael W. Wool and David A. O'Neil, the Treasurer and Principal Financial Officer of the Company. As of October 8, 2009, 461,537 shares were allocated to the accounts of participants and 201,666 shares were unallocated.

(3) The information as to the number of shares of Common Stock and the percent of class ownership of the Company that may be deemed beneficially owned by advisory clients of Advisory Research, Inc. ("Advisory") is from the
      Schedule 13G dated February 13, 2009 filed with the SEC. Advisory, a registered investment advisor, is deemed to have beneficial ownership of 246,127 shares of the Company's Common Stock as of December 31, 2008, all of which shares are held in Advisory investment companies, trusts and accounts. Advisory, in its role as investment advisor and/or manager, reported sole voting power with respect to 246,127 shares.

(4) The information as to the number of shares of Common Stock and the percent of class ownership of the Company that may be deemed beneficially owned by Dimensional Fund Advisors LP ("Dimensional") is from the Schedule 13G dated February 9, 2009 filed with the SEC. Dimensional, an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are the "Funds." In its role as investment advisor or manager, Dimensional possesses investment and/or voting power over the securities of the Issuer described in this schedule that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of the Issuer held by the Funds. However, all securities reported in this schedule are owned by the Funds. Dimensional disclaims beneficial ownership of such securities.

                        SECURITY OWNERSHIP OF MANAGEMENT

      The following information is furnished as of October 8, 2009 (unless otherwise indicated), as to each class of equity securities of the Company beneficially owned by all Directors and Executive Officers and by Directors and Executive Officers of the Company as a Group:

                                    Name and Address of               Amount and Nature                  Percent
Title Class                         Beneficial Owner                  of Beneficial Ownership            of Class
-----------                         ----------------                  -----------------------            --------
Common Stock                        James Clemens ..............      2,993-Indirect (2)                     *
                                    ............................      2,000-Direct (1)

Common Stock                        Paul Corr ..................      12,439-Direct (1)                      *

Common Stock                        Carl Helmetag ..............      16,904-Direct (1)                      *

Common Stock                        Peggy Murphy ...............      3,600-Direct (1)                       *
                                    ............................      9,331-Indirect (2)

Common Stock                        David O'Neil ...............      15,200-Direct (1)                      *
                                    ............................      7,995-Indirect (2)

Common Stock                        Barry Pinsley ..............      59,060-Direct(1)                      2.5%

Common Stock                        Howard Pinsley .............      88,543-Direct(1)                      4.9%
                                    ............................      27,358-Indirect (2)

Common Stock                        Alvin Sabo .................      12,100-Direct (1)                      *

Common Stock                        Seymour Saslow .............      15,516-Direct (1)                      *

Common Stock                        Katrina Sparano ............      2,545-Direct (1)                       *
                                    ............................      1,615-Indirect (2)

Common Stock                        Michael Wool ...............      12,200-Direct (1)                      *

Common Stock                        Officers and Directors .....      240,107-Direct (1)                   12.17%
                                    as a Group (11 persons) ....      49,292-Indirect (2) (3)

-------------------
* Less than one percent

(1) Direct shares include options to acquire shares which are exercisable within 60 days as follows:

      Name of             Exercisable       Name of              Exercisable
      Beneficial Owner      Options         Beneficial Owner       Options
      ----------------    -----------       ----------------     -----------

      James Clemens          2,000          Howard Pinsley         12,000

      Paul Corr              4,000          Alvin Sabo              4,600

      Carl Helmetag          1,400          Seymour Saslow          2,500

      Peggy Murphy           3,600          Katrina Sparano         2,200

      David O'Neil           5,600          Michael Wool            1,600

      Barry Pinsley          2,800

(2) Includes shares allocated to named officer as of June 30, 2009, as a participant in the Company's ESOP. Each such person has the right to direct the manner in which such shares allocated to him or her are to be voted by the ESOP Trustee.

      There are no arrangements known to the Company, the operation of which may at a subsequent date, result in change of control of the Company.

                                 CODE OF ETHICS

      The Company has adopted a Code of Ethics which is available on the Company's website at www.espey.com under the tab "Investors".

                                 PROPOSAL NO. 2
         RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      The Audit Committee has selected EFP Rotenberg LLP ("EFP Rotenberg") as the Company's independent public accountants for the fiscal year ending June 30, 2010. EFP Rotenberg is a new firm resulting from the merger, effective October 1, 2009, of EFP Group with Rotenberg & Company, LLP ("Rotenberg & Co.") which was first selected by the Audit Committee as the Company's independent public accountants for the fiscal year ending June 30, 2006. In connection with the merger Rotenberg & Co. resigned as the Company's independent accountants and the Audit Committee selected EFP Rotenberg as the successor accounting firm.

      Unless otherwise specified by the shareholders, the shares represented by their properly executed proxies will be voted for ratification of the appointment of EFP Rotenberg as independent accountants for the fiscal year ending June 30, 2010. The Company is advised by said firm that neither the firm nor any of its partners now has, or during the past three years had, any direct financial interest or material indirect financial interest or any connection with the Company.

      A representative of EFP Rotenberg is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so and to be available to respond to appropriate questions from the shareholders.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF EFP ROTENBERG AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY FOR FISCAL YEAR ENDING JUNE 30, 2010.

      The Company's Audit Committee had policies and procedures for pre-approving all audit and non-audit work performed by Rotenberg & Company LLP for the fiscal year ended June 30, 2009, and 2008 respectively and all services to be performed by EFP Rotenberg will be pre-approved. Pre-approval includes audit services, audit-related services, tax services and other services.

      The aggregate fees billed for professional services by Rotenberg & Company LLP in the fiscal years ended June 30, 2009, and 2008, respectively, for these various services were:

          TYPE OF FEES                          2009               2008
                                                ----               ----
                                            Amount Billed      Amount Billed
                                            -------------      -------------

          (1) Audit Fees                      $ 69,400           $ 67,500

          (2) Audit Related Fees                  None               None

          (3) Tax Fees                           8,500              8,000

          (4) All Other Fees                      None               None
                                              --------           --------

               Total                          $ 77,900           $ 75,500
                                              ========           ========

      In the above table, in accordance with the Securities and Exchange Commission's definitions and rules, "audit fees" are fees the Company paid for professional services rendered by the principal accountant for the audit of the Company's annual financial statements included in Form 10-K and review of financial statements included in Form 10-Qs, and for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements; "auditrelated fees" are fees for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the Company's financial statements; "tax fees" are fees for tax compliance, tax advice and tax planning rendered by the principal accountant. 100% of the services set forth in sections (1) through (3) above were approved by the Audit Committee in accordance with its charter.

          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and persons who own more than ten percent of a registered class or the Company's equity securities, to file reports of beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission. Based solely upon its review of copies of such reports received by it, or upon written representations obtained from certain reporting persons, the Company believes that its officers, directors.
and stockholders who own more than ten percent of the Company's equity securities complied with all Section 16(a) filing requirements for the fiscal year ended June 30, 2009.

                                 ANNUAL REPORTS

      The Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2009, including financial statements as filed with the Securities and Exchange Commission, accompanies this Proxy Statement. Such financial statements are not incorporated herein by reference.

      A copy of the Company's Annual Report on Form 10-K (including financial statements and schedules thereto) for the fiscal year ended June 30, 2009, filed with the Securities and Exchange Commission will be provided without charge upon the written request of shareholders to Espey Mfg. & Electronics Corp., attention: Investor Relations, 233 Ballston Avenue, Saratoga Springs, New York 12866. The Company's Form 10-K for the fiscal year ended June 30, 2009 can also be viewed electronically through a link at the Company's website at www.espey.com.
-------------

                              SHAREHOLDER PROPOSALS

      Any shareholder proposal which may be a proper subject for inclusion in the proxy statement and for consideration at the 2010 Annual Meeting must be received by the Company at its principal executive office no later than June 18, 2010, if it is to be included in the Company's 2010 proxy statement and proxy form. In addition, the Company's bylaws outline procedures that a shareholder must follow to nominate directors or to bring other business before an annual meeting of shareholders. Except as required under the Business Corporation Law of New York, shareholder proposals will not be considered at special meetings.

                               PROXY SOLICITATION

      The solicitation of the enclosed proxy is being made on behalf of the Board of Directors and the cost of preparing and mailing the Notice of Meeting, Proxy Statement and form of proxy to shareholders is to be borne by the Company.

                                             By Order of the Board of Directors,


                                             Howard Pinsley
                                             Chief Executive Officer
                                             and Chairman of the Board

October 20, 2009
Saratoga Springs, New York

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                         ESPEY MFG. & ELECTRONICS CORP.

                                  PROXY FOR THE
                       2009 ANNUAL MEETING OF SHAREHOLDERS
                                November 20, 2009

                                     COMMON

The undersigned hereby appoints Paul Corr and Michael Wool as Proxies, each with the power to appoint his substitute, and hereby authorizes them or any one of them to represent and to vote, as designated below, all the shares of common stock of ESPEY MFG. & ELECTRONICS CORP. which the undersigned would be entitled to vote if personally present at the 2009 Annual Meeting of Shareholders to be held on November 20, 2009 or any adjournment thereof.

1. TO ELECT: three Class A Directors Howard Pinsley, Alvin O. Sabo and Carl Helmetag to serve for a three year term expiring at the 2012 annual meeting or until his successor is duly elected and qualifies.

     HOWARD PINSLEY            [_] FOR   [_] WITHHOLD AUTHORITY
     ALVIN O. SABO             [_] FOR   [_] WITHHOLD AUTHORITY
     CARL HELMETAG             [_] FOR   [_] WITHHOLD AUTHORITY

     The Board of Directors recommends a vote FOR these nominees.
                                              ---

2. TO RATIFY the appointment of EFP Rotenberg LLP as the independent public accountants of the Company for fiscal year ending June 30, 2010.

     [_]  FOR           [_]  AGAINST           [_]  ABSTAIN

     The Board of Directors recommends a vote FOR this proposal.
                                              ---

               No other business may be transacted at the meeting.

                                                        ------------------------
         Please be sure to sign and date                | Date                 |
           this Proxy in the box below.                 |                      |
--------------------------------------------------------------------------------
|                                                                              |
|                                                                              |
-----------Shareholder sign above----------Co-holder (if any) sign above-------

--------------------------------------------------------------------------------
     ^ Detach here, sign, date and mail in postage paid envelope provided. ^

                         ESPEY MFG. & ELECTRONICS CORP.
--------------------------------------------------------------------------------
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY
 THE ABOVE SIGNED SHAREHOLDER.IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED
                            FOR PROPOSALS 1, AND 2.

     Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

     PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

---------------------------------------             PROXY MATERIALS ARE
                                                    AVAILABLE ON-LINE AT:
---------------------------------------             http://www.cfpproxy.com/2886

---------------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                         ESPEY MFG. & ELECTRONICS CORP.

                                  PROXY FOR THE
                       2009 ANNUAL MEETING OF SHAREHOLDERS
                                November 20, 2009

                                      ESOP

The undersigned hereby appoints Paul Corr and Michael Wool as Proxies, each with the power to appoint his substitute, and hereby authorizes them or any one of them to represent and to vote, as designated below, all the shares of common stock of ESPEY MFG. & ELECTRONICS CORP. which the undersigned would be entitled to vote if personally present at the 2009 Annual Meeting of Shareholders to be held on November 20, 2009 or any adjournment thereof.

1. TO ELECT: three Class A Directors Howard Pinsley, Alvin O. Sabo and Carl Helmetag to serve for a three year term expiring at the 2012 annual meeting or until his successor is duly elected and qualifies.

     HOWARD PINSLEY            [_] FOR   [_] WITHHOLD AUTHORITY
     ALVIN O. SABO             [_] FOR   [_] WITHHOLD AUTHORITY
     CARL HELMETAG             [_] FOR   [_] WITHHOLD AUTHORITY

     The Board of Directors recommends a vote FOR these nominees.
                                              ---

2. TO RATIFY the appointment of EFP Rotenberg LLP as the independent public accountants of the Company for fiscal year ending June 30, 2010.

     [_]  FOR           [_]  AGAINST           [_]  ABSTAIN

     The Board of Directors recommends a vote FOR this proposal.
                                              ---

               No other business may be transacted at the meeting.

                                                        ------------------------
         Please be sure to sign and date                | Date                 |
           this Proxy in the box below.                 |                      |
--------------------------------------------------------------------------------
|                                                                              |
|                                                                              |
-----------Shareholder sign above----------Co-holder (if any) sign above-------

--------------------------------------------------------------------------------
     ^ Detach here, sign, date and mail in postage paid envelope provided. ^

                         ESPEY MFG. & ELECTRONICS CORP.
--------------------------------------------------------------------------------
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY
 THE ABOVE SIGNED SHAREHOLDER.IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED
                            FOR PROPOSALS 1, AND 2.

     Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

     PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

---------------------------------------             PROXY MATERIALS ARE
                                                    AVAILABLE ON-LINE AT:
---------------------------------------             http://www.cfpproxy.com/2886

---------------------------------------